SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 10, 2005

CLICK COMMERCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	36-4088644
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

200 East Randolph Drive, 52nd Floor
Chicago, Illinois 60601	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(312) 482-9006

N/A

(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02       Results of Operations and Financial Condition.

On February 10, 2005, Click Commerce, Inc. issued a press release announcing financial results for the year and the quarter ended December 31, 2004.  A copy of this release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c) The following is filed as an Exhibit to this Report.

Exhibit No.	Exhibit

99.1	Press Release, dated February 10, 2005 (furnished pursuant to Item 2.02).

The information in this Form 8-K that is furnished under “Item 2.02.  Results of Operations and Financial Condition” and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLICK COMMERCE, INC.
(Registrant)

By:	/s/ Michael W. Nelson
Michael W. Nelson
Chief Financial Officer

Dated:  February 18, 2005

INDEX TO EXHIBITS

99.1	Press Release, dated as of February 10, 2005, entitled “Click Commerce Report, Record Annual Earnings and Growth.”